SECURITIES AND EXCHANGE COMMISSION

                    	Washington, D.C.  20549




                            	Form 8-K


      	Current Report Pursuant to Section 13 or 15(d) of the
	                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               August 29, 1996


                       CHESAPEAKE ENERGY CORPORATION
         (Exact name of Registrant as specified in its Charter)



        Delaware                     1-13726                  73-1395733
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


 6100 North Western Avenue,  Oklahoma City,  Oklahoma           73118
      (Address of principal executive offices)               (Zip Code)

                             (405) 848-8000
      	(Registrant's telephone number, including area code)

	              INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.	Other Events

    	On August 29, 1996, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing fourth quarter earnings and cash flow results.
The August 29, 1996 press release is filed herewith as Exhibit 99 and incorporated herein by reference.

ITEM 7.	Financial Statements and Exhibits

    	(c)	Exhibits.   The following exhibit is filed herewith:

         99          Press Release issued by the Registrant on August 29, 1996.

                               	SIGNATURE


   		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CHESAPEAKE ENERGY CORPORATION

                                 MARCUS C. ROWLAND

                                 Marcus C. Rowland
                                 Vice President-Chief Financial Officer

Dated: August 30, 1996

                           	EXHIBIT INDEX

Exhibit		          Description                     Method of Filing
- -------            -----------                     ----------------

99                 Press Release issued by the     Filed herewith
                   Registrant on August 29, 1996.  electronically

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